SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[x]  Definitive Additional Materials

Ruby Tuesday, Inc.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

Ruby Tuesday, Inc.
150 WEST CHURCH AVENUE, MARYVILLE, TN 37801

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on Wednesday, October 8, 2008

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The 2008 Proxy Statement and Annual Report for the year ended June 3, 2008 are available at: http://bnymellon.mobular.net/bnymellon/rt

If you want to receive a paper or e-mail copy of these documents, you must request one. There no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before September 12, 2008 to facilitate timely delivery.

Dear Stockholder:

The 2008 Annual Meeting of Stockholders of Ruby Tuesday, Inc. (the “Company”) will be held at the Ruby Tuesday Restaurant Support Center, 150 West Church Avenue, Maryville, TN 37801 on Wednesday October 8, 2008, at 11:00 a.m., EDT, for the following purposes:

1.	To elect three Class I Directors for a term of three years to the Board of Directors. The following persons have been nominated:

• R. Brad Martin

• Stephen I. Sadove

• James A. Haslam, III

2.	To approve an amendment to the Stock Incentive and Deferred Compensation Plan for Directors;

3.	To ratify the selection of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 2, 2009;

4.	To transact any other business that may properly come before the Annual Meeting or any adjournment(s) thereof.

The Board of Directors recommends that you vote FOR all of the above-referenced proposals.

The Board of Directors has fixed the close of business on August 11, 2008 as the record date the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof. Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Whether or not you expect to be present, please promptly vote and submit your proxy by telephone, over the Internet or, if you receive paper copies of the proxy materials, by following the instructions on the proxy card.

You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number	è	CONTROL NUMBER ê

The following proxy materials for Ruby Tuesday, Inc. are available at:

http://bnymellon.mobular.net/bnymellon/rt

  The Company’s 2008 Proxy Statement

  The Company Annual Report for the year ended June 3, 2008 (which is not deemed to be part of the official proxy soliciting materials)

To request a paper copy of the proxy materials, please call 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688), or you may request a paper copy by email at shrrelations@bnymellon.com, or by logging onto http://bnymellon.mobular.net/bnymellon/rt

ACCESSING YOUR PROXY MATERIALS ONLINE
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST
A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

Have this notice available when you request a PAPER copy of the proxy materials, when you want to view your proxy materials online or when you vote your shares electronically.

VOTE BY INTERNET
Use the Internet to vote your shares. Have this card in hand when you access the above website.
On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares.